Consolidated communications

Investor Relations NASDAQ: CNSL



Acquisition of FairPoint Communications

December 5, 2016

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this presentation are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, current expectations, plans, strategies, and anticipated financial results of Consolidated Communications Holdings, Inc. (the "Company") and FairPoint, both separately and as a combined entity. There are a number of risks, uncertainties, and conditions that may cause the actual results of the Company and FairPoint, both separately and as a combined entity, to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the timing and ability to complete the proposed acquisition of FairPoint by the Company, the expected benefits of the integration of the two companies and successful integration of FairPoint's operations with those of the Company and realization of the synergies from the integration, as well as a number of factors related to the respective businesses of the Company and FairPoint, including economic and financial market conditions generally and economic conditions in the Company's and FairPoint's service areas; various risks to stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company's common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal or regulatory proceedings or other matters that impact the timing or ability to complete the acquisition as contemplated, regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company's possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company's and FairPoint's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; the possibility of disruption from the integration of the two companies making it more difficult to maintain business and operational relationships; the possibility that the acquisition is not consummated, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management's attention from ongoing business operations and opportunities. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company's and FairPoint's respective filings with the SEC, including the Annual Report on Form 10-K of the Company for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading "Item 1A—Risk Factors," and the Annual Report on Form 10-K of FairPoint for the year ended December 31, 2015, which was filed with the SEC on March 2, 2016, under the heading "Item 1A—Risk Factors," and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of the Company and FairPoint. Many of these circumstances are beyond the ability of the Company and FairPoint to control or predict. Moreover, forward-looking statements necessarily involve assumptions on the part of the Company and FairPoint. These forward-looking statements generally are identified by the words "believe", "expect", "anticipate", "estimate", "project", "intend", "plan", "should", "may", "will", "would", "will be", "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and FairPoint, and their respective subsidiaries, both separately and as a combined entity to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on the respective behalf of the Company or FairPoint are expressly qualified in their entirety by the cautionary statements that appear throughout this presentation. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, each of the Company and FairPoint disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Additional Information

Important Merger Information and Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and FairPoint will file relevant materials with the SEC. The Company will file a Registration Statement on Form S-4 that includes a joint proxy statement of the Company and FairPoint and which also constitutes a prospectus of the Company. The Company and FairPoint will mail the final joint proxy statement/prospectus to their respective stockholders. **Investors are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information.** The joint proxy statement/prospectus and other relevant documents that have been or will be filed by the Company and FairPoint with the SEC are or will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications Holdings, Inc., 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or to FairPoint Communications, Inc., 521 East Morehead Street, Suite 500, Charlotte, North Carolina 28202, Attention: Secretary.

The Company, FairPoint and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. **Information about the directors and executive officers of the Company is set forth in its definitive proxy statement, which was filed with the SEC on March 28, 2016. Information about the directors and executive officers of FairPoint is set forth in its definitive proxy statement, which was filed with the SEC on March 25, 2016.** These documents can be obtained free of charge from the sources listed above. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus the Company and FairPoint will file with the SEC when it becomes available.

Call Participants



Bob Udell
President and CEO, Consolidated Communications



Paul Sunu
Chief Executive Officer, FairPoint



Steve Childers
Chief Financial Officer, Consolidated Communications

Acquisition Consistent with Our Strategy

- **Diversify and Improve Revenue Trends**
- **Maintain Effective Capital Deployment**
- **Improve Operating Efficiency**
- **Pursue Selective Acquisitions**

Sustain and Grow Cash Flow

–

Increase Shareholder Value

FairPoint Acquisition Rationale

High Quality, Enterprise–Class Fiber Network

- Regional fiber rich network spanning over 21k route miles
- Over $1.0 billion in capital invested in infrastructure and technology since 2009
- Extensive fiber-to-the-tower footprint and 90%+ broadband coverage

Material Increase in Scale

- Expands network reach and scale – 35k fiber route miles, 8k fiber-connected buildings and 3k fiber-to-the-tower connections
- Opportunity to leverage Consolidated's enhanced product suite and consultative sales approach across FairPoint's markets
- Doubles the revenue base and adjusted EBITDA (including synergies)

Highly Compelling Financial Benefits

- Expected to achieve $55MM in annual run-rate synergies
- Transaction is meaningfully accretive to free cash flow per share
- Maintain attractive return of capital program – $1.55 per share dividend
- Pro forma net leverage of 3.8x at close (including run-rate synergies) [1]
- Greater strategic and financial flexibility going forward

Proven Integration Track Record

- History of successfully integrating acquisitions with track record of exceeding synergy targets
  – TXU (2004), North Pittsburgh (2007), SureWest (2012) and Enventis (2014)
- Plan to leverage successful consultative sales approach across customer groups

Source: Company Filings

Note

1. Includes expected run-rate synergies of $55MM

Transaction Summary

Transaction Consideration and Structure	• Consolidated to acquire FairPoint in a 100% stock transaction – Fixed exchange ratio of 0.7300, implying a 17%[(1)] premium to the 30-day average exchange ratio
Transaction Value / Multiples	• Transaction value of $1.5Bn, including net debt of $887MM[(2)] • Implied EBITDA multiple of 5.9x (pre-synergies) / 4.8x (full synergies)[(3)]
Pro Forma Ownership	• 71.3%[(4)] Consolidated shareholders • 28.7%[(4)] FairPoint shareholders
Financing	• Financing commitment in place to refinance existing FairPoint debt
Governance	• FairPoint to get one board seat • Bob Udell to remain President and CEO of Consolidated Communications
Approvals	• Hart-Scott-Rodino, FCC and certain state regulatory approvals • Consolidated and FairPoint shareholders will have the opportunity to vote on the deal
Closing	• Closing expected by mid 2017

Source Company Filings, FactSet

Notes

1. Based on average exchange ratio of 0.6222 derived from close of previous 30 trading days as of December 2, 2016
2. Balance sheet data as of September 30, 2016
3. Calculated using midpoint of 2016E EBITDA guidance of $245 – $255MM; Includes expected run-rate synergies of $55MM
4. FairPoint's has 27.9MM fully diluted shares outstanding based on 0.7300 exchange ratio and Consolidated's closing share price of $28.38 as of December 2, 2016 and Consolidated's 51.0MM fully diluted shares outstanding

Attractive Asset Portfolio of Regional Fiber Networks

As of September 30, 2016, TTM

Fiber Network Miles (1)



+2.5x
14,100
35,100
Consolidated
Pro Forma

On-Net Buildings (1)



+1.5x
5,500
8,500
Consolidated
Pro Forma

Fiber Connected Towers(1)



+2.2x
1,100
2,400
Consolidated
Pro Forma



WA
OR
ID
MT
WY
ND
SD
NE
MN
IA
WI
MI
IL
IN
OH
PA
NY
ME
MA
CT
RI
NJ
DE
MD
WV
VA
NC
SC
GA
FL
AL
MS
TN
KY
AR
LA
MO
KS
OK
TX
NM
AZ
CO
UT
NV
CA
Fargo
Duluth
Twin Cities
Mankato
Des Moines
Indianapolis
Pittsburgh
Gibsonia
Mattoon
St.Louis
Kansas City
Roseville
Sacramento
Dallas
Lufkin
Conroe
Katy
Houston
FairPoint
Core Market
Consolidated
FairPoint
Operating States
Fiber Network Lines

Source Company Filings

Note

1. Consolidated and FairPoint metrics rounded to nearest hundred

High Quality, Enterprise–Class Fiber Network

- **21,000 fiber miles in total / 17,000 in North New England ("NNE")**
- **1,900+ Fiber-to-the-tower ("FTTT") Ethernet backhaul connections (1,300 tower sites)**
- **32 markets with access to Ethernet connections capable of symmetrical, dedicated data transport speeds of up to 1 Gig**
- **~90% broadband availability**
- **Over $1Bn invested into infrastructure and technology since 2009**
- **Telecom Group (non–NNE) overview**
  - 16 states geographically disbursed
  - Consistent, substantial cash flow generation
  - Local presence and workforce with less competition
  - Contributes approximately 20% of total FairPoint revenue

NNE Fiber Networks



Broadband Coverage
VT 93%
NH 95%
ME 88%
Albany
Boston
New York

Source Company Filings

Significant Increase in Scale

As of September 30, 2016, TTM

Pro Forma Revenue



+2.1x
755
1,586
Consolidated
Pro Forma

Pro Forma EBITDA



+2.0x
313
621
55
Consolidated
Pro Forma
EBITDA
Synergies

Consolidated communications + FairPoint communications = **Pro Forma Revenue Mix**



Subsidies 7%
Res. Voice & Other 10%
Business and Broadband 83%



Subsidies 6%
Res. Voice & Other 32%
Business and Broadband 62% (1)



Subsidies 7%
Res. Voice & Other 22%
Business and Broadband 72% (1)

Source: Company Filings

Note

1. Includes Access and Data and Internet Services Revenue

Pro Forma Operating Statistics

	Consolidated communications	FairPoint communications	Consolidated communications Pro Forma
State Coverage	11	17	24 [1]
Fiber Network Miles	14,100	21,000	35,100
On-Net Buildings	5,500	3,000	8,500
Fiber Connected Towers	1,100	1,300	2,400
Voice Connections	462,200	377,400 [2]	839,600 [4]
Data and Internet Connections	470,500	325,000 [3]	795,500 [4]

Source Company Filings, Consolidated and FairPoint metrics rounded to nearest hundred

Notes

1. Excluding four overlapping states
2. Includes "Residential Voice Lines"
3. Includes "Broadband Subscribers" and "Ethernet Circuits"
4. Does not adjust for redundancy

$55M Annual in Well-Defined Synergies

	Description	Amount
Operating Costs	• Corporate • Network and Operational Efficiencies • IT Support	**~$45mm annually**
Vendor and Outsourced Costs	• Public Company Costs • Professional Services • Back office systems	**~$10mm annually**

Consolidated has a proven track record of successful integration and meeting or exceeding synergy targets

Proven Integration Track Record

	North Pittsburgh Telephone Company (2007)	SureWest (2012)	Enventis (2014)
Opex Synergies Target	$7MM – $10MM	$25MM	$14MM
Opex Synergy Achievement	✓	✓	✓
Capex Synergies Target	$3MM – $6MM	$5MM – $10MM	Not Disclosed
Capex Synergy Achievement	✓	✓	N/A

✓ Met or Exceeded Synergies Target

Highly Compelling Financial Benefits

- **Combined company's capital structure benefits from:**
  - **Expected achievement of $55MM in run-rate synergies**
  - **Meaningful free cash flow accretion**
  - **Strengthened and improved dividend payout ratio**
  - **Significant improvement to total leverage with additional strategic and financial flexibility**
- **Pro forma net leverage of 3.8x at close (including run-rate synergies), down from net leverage of 4.4x as of September 30, 2016 (1)**
- **Utilization of estimated ~$300MM in NOLs reduces cash taxes and improves free cash flow**

Transaction is Deleveraging (1)

Net Leverage



4.4x
(0.6x)
3.8x
Consolidated
Pro Forma (2)

Notes

1. Consolidated debt is pro forma for October refinancing, assuming $900MM term loan B raise, which along with $2MM in cash from balance sheet is used to pay down $884MM in existing term loan B, $10MM in fees and expenses, and $8MM in revolver
2. Includes expected run-rate synergies of $55MM

Q&A

Use of Non-GAAP Measures

This presentation includes disclosures regarding "EBITDA", "adjusted EBITDA", "cash available to pay dividends" and the related "dividend payout ratio", "total net debt to last twelve month adjusted EBITDA coverage ratio", "adjusted diluted net income per share" and "adjusted net income attributable to common stockholders", all of which are non-GAAP financial measures and described in this section as not being in compliance with Regulation S-X. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow. Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under our credit agreement in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented with the reconciliation to net income. EBITDA is defined as net earnings before interest expense, income taxes, depreciation and amortization on a historical basis. Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures and (3) cash income taxes; this calculation differs in certain respects from the similar calculation used in our credit agreement. We present adjusted EBITDA, cash available to pay dividends and the related dividend payout ratio for several reasons. Management believes adjusted EBITDA, cash available to pay dividends and the dividend payout ratio are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA, cash available to pay dividends and the dividend payout ratio to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in our credit agreement that requires us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends after giving effect to specified charges. In addition, adjusted EBITDA, cash available to pay dividends and the dividend payout ratio provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in our credit agreement and to measure our ability to service and repay debt. We present the related "total net debt to last twelve month adjusted EBITDA coverage ratio" principally to put other non-GAAP measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement. These measures differ in certain respects from the ratios used in our senior notes indenture. These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement. Because adjusted EBITDA is a component of the dividend payout ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future. We present the non-GAAP measures adjusted diluted net income per share and adjusted diluted net income attributable to common stockholders because our net income and net income per share are regularly affected by items that occur at irregular intervals or are non-cash items. We believe that disclosing these measures assists investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.